UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811- 21748

 Bread & Butter Fund, Inc.

(Exact name of registrant as specified in charter)

3633 Hill Rd 3rd Flr. Parsippany, NJ 07054

(Address of principal executive offices) (Zip code)

James B Potkul, Potkul Capital Management LLC.

 3633 Hill Rd 3rd Flr. Parsippany, NJ 07054

(Name and address of agent for service)

Registrant's telephone number, including area code:   973-331-1000

Date of fiscal year end:      December 31

Date of reporting period:   June 30,  2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the  transmission to stockholders of any report that is required to be transmitted to  stockholders  under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders

A No Load Capital Appreciation Fund

BABFX

Semi-Annual Report

June 30, 2010

Advisor: Potkul Capital Management LLC

Phone: (888) 476-8585

(440) 922-0066

BreadandButterFund.com

Dear Fellow Shareholders,

The Bread & Butter Fund produced a year to date return of -0.58% (unaudited) compared to the performance of the S&P 500 Index of -7.57% for the period ended June 30, 2010.

Currently, the Fund holds a record level of short term cash equivalents of 51% in the portfolio. This is a by- product of fewer undervalued opportunities for investment. As evident from the Fund’s low turnover ratio, it is not our strategy to day trade the portfolio to achieve capital appreciation, but to invest in companies at undervalued entry prices for longer term investment. The Contrarian Value strategy incorporates the belief that “the price you pay matters” and “less is better”. We have seen time and time again that the price you pay will determine your long term rate of return. Numerous investors have learned over the past decade that even though they had invested in quality companies it did not result in positive share performance. Why? Simply they paid too much for the company stock at the time of purchase.  An example of why “the price you pay matters” is our purchase of Walmart the leading discount retailer in the nation. In late 1999, the stock was over $69 a share with a $1.22 of earnings. Today the stock is priced in the low $50’s with $3.72 a share in earnings. Even though Walmart’s earnings increased by over 200% the past decade, the share price trended lower. The 1999 investor paid an expensive 57 times earnings for the stock. Fortunately we waited until September 2007 to purchase the stock at a value price of $42 and 13 times earnings.

By minimizing our trading activity, we believe our “less is better” approach to portfolio management can reduce the chance of mistakes and transactional cost which can add incremental performance over the longer term. A number of studies have shown that as a group more active investors underperform less active investors. Also, the same outcome has been proven to be true for active mutual fund managers. We can add more value over the long term by actively researching potential future investments, setting purchase and sale prices and monitoring our stock ideas for great entry prices. Our research efforts help to build confidence in our targeted investments as we familiarize ourselves with the company. Usually the most attractive investment prices are offered in times of panic and distress, so all the research and preparation beforehand make for more confident investment choices.

Since we are absolute value investors, we demand real values not relative values. We seek out companies priced at low valuations at the time of purchase to various metrics of freecashflow/cashflow, book value or replacement cost, current or future earnings and private market values. This strict adherence to absolute value investing can reduce the number of investment opportunities. For instance, when we shop at the supermarket we have a choice whether to purchase generic brands over branded products to save money. In many cases generic brands are relatively cheaper and of lesser quality or preference to branded products. However if we are patient shoppers, we are given the opportunity to buy absolute values in quality branded products at a discount price to generics. The same patience is required by investors to wait for the stock market to offer investment bargains for the Fund.

Over the six month period ending June 30, 2010, the Fund had a number of purchases and sales of securities.  The Fund purchased Coeur Dalene Mines, Seaboard Corp., and Vodaphone Group PLC. Coeur Dalene Mines was purchased at a discount to book value. It is in the midst of a turn-around. The company is a miner of silver and a major beneficiary of higher silver prices. Seaboard Corp. is a pork processor and shipping company. It is a cash rich company with a strong balance sheet. The management’s prudent capital allocation decisions and consistent record of building shareholder value are qualities we admire. And finally Vodaphone Group is a global leader in wireless services with a large free cashflow with future increases through its minority ownership in Verizon Wireless. We sold positions in CNA Financial, ConocoPhillips, Diageo, FX Energy, Mercer Insurance Group, National Western Life and White Mountains insurance. In the case of our insurance investments, CNA, Mercer, National Western and White Mountains, we believe that the insurer’s investment portfolios were major beneficiaries of the great performance of the bond market, especially corporate and high yield. We think this good fortune may come to an end with the less than attractive values in the bond market today. FX Energy reached our target price and was liquidated at a nice profit. Finally, ConocoPhillips and Diageo have been impacted by unsatisfactory capital allocation decisions by management.

For the six month period ending June 30, 2010, the major contributors to the performance of the Fund were Berkshire Hathaway, FX Energy, Rowan Corp., and Seaboard Corp. The main detractors of performance were Pfizer and Statoil.

Some Market Observations

Our economy and nation face unprecedented times. The current economic predicament, as some have referred to as the Great Recession, is not a typical business cycle type of recession. It is a result of easy and excessive credit growth in the financial, government, household, and real estate sectors.

The US economy and financial system remains in a highly leveraged position. To put our debt situation into perspective, the current total credit market debt as a percentage of GDP stands at about 360%. Total credit market debt includes government, household, financial and corporate. The last time this figure approached such extraordinary levels was in the early 1930’s when it hit 260%. However, at the depths of the Great Depression, GDP fell by 43% which contributed to the large spike in the total debt to GDP ratio. In the current crisis, GDP has fallen 6% at worst. The total debt levels today substantially exceed the debt levels in 1932. It took the economy over a decade to deleverage the excesses from the 1920’s. I suspect the current economy will face a similar fate no matter how many federal bailouts, stimulus schemes and deficit programs are enacted. The federal government continues to squander good money after bad while soaring federal deficits strain the financial position of the United States.

It is apparent now that the stimulus schemes “cash for clunkers” and the “housing tax credit” were short term fixes pulling forward demand. Our government leaders use of short term fixes as solutions do not address the lack of savings and investment. The economy remains dependent on debt expansion and consumption in order to grow while an organic engine for growth does not appear on the horizon. We have dug such a deep hole that a large portion of our citizens’ livelihood and well being are dependent on government jobs and transfer payments. This level of government spending will be immensely hard politically to curtail. Unfortunately there is no easy way out of this deleveraging process.

The household sector of the country is saturated in debt. In the semi-annual report in 2008 we posted a graph of the household debt vs personal savings rate. At the time, the household debt to income ratio (HDI) hit a record 133% of disposable income while the savings rate was near 0%.  This ratio has begun to reverse, with the HDI now at 122% and the savings rate over 6%. This is a positive trend, but put into perspective, the HDI pre-bubble norm is 70% so we have a substantial amount of deleveraging at the consumer level before we get back to normal.

Besides the ever increasing federal deficits, state and local governments are facing large budget and pension deficits as tax revenues have plunged and unemployment remains at a historic high level. Since state and local governments do not control the issuance of currency and are restrained by credit markets by issuing excess debt securities due to credit ratings issues, they have become more heavily reliant on the federal government for aid in order to cover their growing deficits. State and local governments are under pressure to reduce their current costs structures which were based on a higher level of tax receipts. The consequences are further layoffs of government workers which puts further strain on a struggling economy.

As the largest shareholder in the Fund I will continue to manage the Bread & Butter Fund for long term capital appreciation with a margin of safety. Many investors saw their assets fall by over 50% at the March ’09 lows and have not fully recovered because it takes a 100% increase to breakeven. Since I believe the economy is in unprecedented and unchartered territory, I am investing the Fund’s assets to reflect this concern by demanding absolute value priced investments to protect the downside. What I have observed through my studies of past bubble markets in the 1930’s and the Japanese market of the late 1980’s is that excessive valuations and leverage can  take a long time to correct and that markets can overshoot to the downside. The major stock indices can trade within a downward trending range for an extended period of time testing the upper and lower range on several occasions. It would be wise for investors to dollar cost average into the Fund when the stock market indices near the lower end of the range. This liquidity inflow would give me the opportunity to purchase additional bargain priced securities for the Fund and provide you with appealing entry prices.  As investors continue to withdraw assets from stock funds and as major stock indices correct toward the lower end of their price range, negative sentiment toward equities will grow. When pessimism is extreme, valuations are usually best and make for a wonderful time to invest. Unfortunately, this pervasive negative sentiment will make it difficult to buy since the news is bad and the majority of investors will be fleeing the markets. The Contrarian Value Strategy is a disciplined approach to investment management that has checks and balances to take advantage of the fear and greed that overcome markets.

Thank you for your continued support as we approach our fifth anniversary. The Fund continues to receive the highest ratings from Morningstar and Lipper in the Large Cap Value and Multi-Cap Value categories respectively. If you have any questions or comments please feel free to contact me or visit the fund’s website at www.breadandbutterfund.com.

I will leave you with this final quote that is pertinent today as our leaders attempt to spend our way out of this crisis.

“Insanity is doing the same thing over and over again and expecting different results.”  Albert Einstein

Respectfully Submitted,

James Potkul

President & Chief Investment Officer

The views contained in this report are those of the Fund’s portfolio manager as of June 30, 2010, and may not reflect his views on the date this report is first published or anytime thereafter. The preceding examples of specific investments are included to illustrate the Fund’s investment process and strategy. There can be no assurance that such investments will remain represented in the Fund’s portfolios. Holdings and allocations are subject to risks and to change. The views described herein do not constitute investment advice, are not a guarantee of future performance, and are not intended as an offer or solicitation with respect to the purchase or sale of any security

BREAD & BUTTER FUND

           PORTFOLIO ANALYSIS

              JUNE 30, 2010 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

BREAD & BUTTER FUND, INC.
Top Ten Holdings and Asset Allocation
June 30, 2010 (Unaudited)

Top Ten Holdings		Asset Allocation
(% of Net Assets)		(% of Net Assets)

Loews Corp.	12.76%	Diversified Holdings Cos.	20.30%
Berkshire Hathaway, Inc.	7.54%	Consumer Products	6.61%
Phillip Morris International Inc.	6.61%	REIT Preferreds	5.62%
HRPT Properties Trust Cl-D	3.35%	Meat Packing Plants	3.27%
Seaboard Corp.	3.27%	Healthcare-Pharmaceuticals	3.08%
Pfizer Inc.	3.08%	Gold and Silver Ore	2.84%
Coeur Dalene Mines Corp.	2.84%	Retail	2.60%
Wal-Mart Stores, Inc	2.60%	Oil Field Services	1.77%
HRPT Properties Trust Class B	2.27%	Oil & Gas Exploration/Production	1.73%
Ensco International, Inc.	1.77%	Radiotelephone Communications	0.93%
	46.09%	Short Term Investments	51.30%
		Liabilities in Excess of Other Assets	(0.05)%
			100.00%

	Bread & Butter Fund
	Schedule of Investments
	June 30, 2010 (Unaudited)

Shares		Value

COMMON STOCKS - 48.74%

Consumer Products - 6.61%
1,600	Phillip Morris International, Inc.	$ 73,344

Diversified Holding Cos. - 20.30%
1,050	Berkshire Hathaway, Inc. Class B *	83,675
4,250	Loews Corp.	141,567
		225,242
Gold and Silver Ore - 2.84%
2,000	Coeur Dalene Mines Corp.*	31,560

Healthcare-Pharmaceutical - 3.08%
2,400	Pfizer, Inc.	34,224

Meat Packing Plants - 3.27%
24	Seaboard Corp.	36,240

Oil & Gas Exploration\Production - 1.73%
1,000	Statoilhydro Asa ADR	19,150

Oil Field Services - 1.77%
500	Ensco International, Inc. PLC ADR	19,640

Radiotelephone Communications - 0.93%
500	Vodafone Group PLC	10,335

REIT Preferreds - 5.62%
1,000	HRPT Properties Trust 8.75% Class B	25,210
2,000	HRPT Properties Trust 6.50% Class D	37,140
		62,350
Retail - 2.60%
600	Walmart Stores, Inc.	28,842

TOTAL COMMON STOCKS (Cost $459,181) - 48.74%		540,927

SHORT TERM INVESTMENTS - 51.30%
319,337	Fidelity Institutional Money Market Portfolio (Cost $319,337) 0.26%**	319,337
250,000	Huntington Conservative Deposit Account (Cost $250,000) 0.53%**	250,000
TOTAL SHORT-TERM INVESTMENTS (Cost $569,337)		569,337

TOTAL INVESTMENTS (Cost $1,028,518) - 100.05%		1,110,264

OTHER ASSETS IN EXCESS OF LIABILITIES - (0.05)%		(506)

NET ASSETS - 100.00%		$ 1,109,758

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at June 30, 2010.
ADR - American Depository Receipt
The accompanying notes are an integral part of these financial statements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

          Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.   These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

          Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of June 30, 2010 in valuing the Fund’s investments carried at value:

	Investments in Securities	Level 1	Level 2	Level 3	Total

	Common Stocks	$ 478,577	$ -	$ -	$ 478,577
	REIT Preferred	62,350	-	-	62,350
	Short-Term Investments:
	Fidelity Institutional Money Market Portfolio	319,337	-	-	319,337
	Huntington Conservative Deposit Account	250,000	-	-	250,000
		$ 1,110,264	$ -	$ -	$ 1,110,264

The accompanying notes are an integral part of these financial statements.

June 30, 2010 (Unaudited)

Assets:
Investments in Securities, at Value (Cost $1,028,518)	$ 1,110,264
Receivables:
Dividends and Interest	1,493
Total Assets	1,111,757
Liabilities:
Accrued Management Fees	1,000
Other Accrued Expenses	999
Total Liabilities	1,999

Net Assets	$ 1,109,758

Net Assets Consist of:
Capital Stock	$ 108
Paid In Capital	1,112,894
Accumulated Undistributed Net Investment Income	1,621
Accumulated Realized Loss on Investments	(86,611)
Unrealized Appreciation in Value of Investments	81,746
Net Assets, for 107,929 Shares Outstanding	$ 1,109,758

Net Asset Value Per Share	$ 10.28

The accompanying notes are an integral part of these financial statements.

Bread & Butter Fund
Statement of Operations
For the six months ended June 30, 2010 (Unaudited)
.

Investment Income:
Dividends (net of $138 of foreign tax withheld)	$ 9,010
Interest	982
Total Investment Income	9,992

Expenses:
Advisory Fees (Note 2)	6,519
Transfer Agent Fees	3,000
Custody Fees	1,800
Printing & Postage Fees	63
Professional Fees	7,750
Insurance Fees	271
Registration Fees	3,025
Software Fees	375
Director Fees	47
Taxes	520
Other Expenses	323
Total Expenses	23,693
Less fees waived and expenses reimbursed by Advisor (Note 2)	(15,229)
Net Expenses	8,464

Net Investment Income	1,528

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain on Investments	28,619
Net Change in Unrealized Depreciation on Investments	(38,305)
Realized and Unrealized Loss on Investments	(9,686)

Net Decrease in Net Assets Resulting from Operations	$ (8,158)

The accompanying notes are an integral part of these financial statements.

Bread & Butter Fund
Statements of Changes in Net Assets

	(Unaudited)
	Six Months
	Ended	Year Ended
	6/30/2010	12/31/2009
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 1,528	$ 9,366
Realized Gain (Loss) on Investments	28,619	(93,439)
Unrealized Appreciation (Depreciation) on Investments	(38,305)	311,023
Net Increase (Decrease) in Net Assets Resulting from Operations	(8,158)	226,950

Distributions to Shareholders:
Net Investment Income	-	(9,542)
Realized Gains	-	-
Total Distributions Paid to Shareholders	-	(9,542)

Capital Share Transactions (Note 4)	55,000	(121,148)

Total Increase in Net Assets	46,842	96,260

Net Assets:
Beginning of Period	1,062,916	966,656

End of Period (Including Undistributed Net Investment Income of $1,621, and $93, respectively)	$ 1,109,758	$ 1,062,916

The accompanying notes are an integral part of these financial statements.

Bread & Butter Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	(Unaudited)
	Six Months
	Ended		Years Ended
	6/30/2010		12/31/2009	12/31/2008	12/31/2007	12/31/2006	12/31/2005	*

Net Asset Value, at Beginning of Period	$ 10.34		$ 8.42	$ 10.37	$ 11.03	$ 10.15	$ 10.00

Income From Investment Operations:
Net Investment Income **	0.01		0.09	0.04	0.13	0.14	0.02
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.07)		1.92	(1.96)	(0.55)	0.95	0.15
Total from Investment Operations	(0.06)		2.01	(1.92)	(0.42)	1.09	0.17

Distributions:
Net Investment Income	-		(0.09)	(0.03)	(0.12)	(0.14)	(0.02)
Realized Gains	-		-	-	(0.04)	-	-
Return of Capital	-		-	-	(0.08)	(0.07)	-
Total Distributions	-		(0.09)	(0.03)	(0.24)	(0.21)	(0.02)

Net Asset Value, at End of Period	$ 10.28		$ 10.34	$ 8.42	$ 10.37	$ 11.03	$ 10.15

Total Return ***	(0.58)%		23.91%	(18.49)%	(3.83)%	10.73%	1.73%

Net Assets at End of Period (Thousands)	$ 1,110		$ 1,063	$ 967	$ 1,151	$ 967	$ 712

Ratio of Expenses to Average Net Assets
Before Waivers	4.22%	†	3.66%	2.75%	2.69%	3.22%	11.21%	†
After Waivers	1.51%	†	1.40%	1.40%	1.40%	1.40%	1.40%	†
Ratio of Net Investment Income to Average Net Assets
After Waivers	0.27%	†	0.94%	0.33%	1.19%	1.46%	1.68%	†

Portfolio Turnover	19.64%		15.47%	59.66%	18.09%	5.33%	0.00%

* For the period October 31, 2005 (commencement of investment operations) through December 31, 2005.
** Per share net investment income has been determined on the basis of average shares outstanding during the period.
*** Assumes reinvestment of dividends.
† Annualized
The accompanying notes are an integral part of these financial statements.

BREAD & BUTTER FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2010 (UNAUDITED)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization:  The Bread & Butter Fund, Inc. (the "Fund"), is an open-end, no-load, non-diversified regulated investment company that was incorporated in the state of New Jersey on March 2, 2004.  The Fund commenced investment operations October 31, 2005. The Fund is authorized to issue 100,000,000 shares of $.001 par value capital stock.

The Fund's investment objective is to seek long-term capital appreciation primarily by investing in securities that Potkul Capital Management LLC (the "Adviser") believes are undervalued. The Fund is a "non-diversified" portfolio, which means it can invest in fewer securities at any one time than diversified portfolios.

Codification: The Financial Accounting Standards Board “FASB” has issued FASB ASC 105 (formerly FASB Statement No. 168), the “FASB Accounting Standards Codification™” and the Hierarchy of Generally Accepted Accounting Principles (“GAAP”) (“ASC 105”). ASC 105 established the FASB Accounting Standards Codification™ (“Codification” or “ASC”) as the single source of authoritative GAAP recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. The Codification supersedes all existing non-SEC accounting and reporting standards. All other non-grandfathered, non-SEC accounting literature not included in the Codification will become nonauthoritative.

Following the Codification, the FASB will not issue new standards in the form of Statements, FASB Staff Positions or Emerging Issues Task Force Abstracts. Instead, it will issue Accounting Standards Updates, which will serve to update the Codification, provide background information about the guidance and provide the basis for conclusions on the changes to the Codification.  GAAP is not intended to be changed as a result of the FASB's Codification project, but it will change the way the guidance is organized and presented. As a result, these changes will have a significant impact on how companies reference GAAP in their financial statements and in their accounting policies for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund has implemented the Codification as of December 31, 2009.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America.

The Fund follows the guidance of ASC 815 regarding "Disclosures about Derivative Instruments and Hedging Activities" effective January 1, 2009. This guidance requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows.  The Fund did not have any activity in derivatives for the six months ended June 30, 2010.

Security Valuations:  Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.   Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price, except for short positions, for which the last quoted asked price is used. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Board of Directors. The Board has adopted guidelines for good faith pricing, and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Directors.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Directors.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

Foreign Currency:  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Federal Income Taxes:  The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

In addition, GAAP requires management of the Fund to analyze all open tax years, fiscal years 2007-2009, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities.  As of and during the period ended June 30, 2010, the Fund did not have a liability for any unrecognized tax benefits.  The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders:  The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.

Other:  The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums are amortized, over the useful lives of the respective securities. Withholding taxes on foreign dividends will be provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Use of Estimates:  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets for operations during the reporting. Actual results could differ from these estimates.

Subsequent Events - Management has evaluated the impact of all subsequent events through August 29, 2010, the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

NOTE 2. INVESTMENT ADVISORY AGREEMENT

The Fund has an investment advisory agreement with the Adviser to furnish investment advisory and certain other management services to the Fund. The Fund will pay the Adviser a monthly fee based on the Fund's average daily net assets at the annual rate of 1.00%.  The Adviser will absorb all expenses of the Fund so that the Fund's total expense ratio is equal to or less than 2.00%.  This expense cap shall remain in effect in perpetuity and can only be terminated by the Fund. The Fund will bear its own operating expenses which will include director's fees, legal and accounting fees, interest, taxes, brokerage commissions, bookkeeping and record maintenance, operating its office, transfer agent and custodian fees.  The Advisor waived its management fee of $6,159 and reimbursed the Fund an additional $9,070 of the expenses for the six months ended June 30, 2010.  At June 30, 2010, the Fund owed the Advisor $1,000 for management fees.

James B. Potkul is the President and Chief Investment and Compliance Officer of the Fund. Mr. Potkul is also the President/Chief Investment Officer and Principal of the Adviser.

NOTE 3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term securities) for the six months ended June 30, 2010 were $144,037 and $330,677, respectively.

NOTE 4. CAPITAL SHARE TRANSACTIONS

As of June 30, 2010, there were 100,000,000 shares of $.001 per value capital stock authorized.  The total par value and paid-in capital totaled $1,113,002. Transactions in capital stock were as follows for the six months ended June 30, 2010 and the year ended December 31, 2009.

	June 30, 2010		December 31, 2009
	Shares	Amount	Shares	Amount
Shares sold	5,177	$55,000	1,642	$13,000
Shares reinvested	-	-	917	9,542
Shares redeemed	-	-	(14,571)	(143,690)
Total increase (decrease)	5,177	$55,000	(12,012)	$(121,148)

5.   TAX MATTERS

As of June 30, 2010, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

Undistributed ordinary income

  $      1,621

Capital loss carryforward expiring + 12/31/2016                           ($   21,791)

   12/30/2017

                (93,439)

(  $115,230)

Gross unrealized appreciation on investment securities

 $   106,863

Gross unrealized depreciation on investment securities                      (25,117)

Net unrealized appreciation on investment securities

 $     81,746

Cost of investment securities

 $ 1,028,518

 + The capital loss carryforward will be used to offset any capital gains realized by the Fund in future years through the expiration date. The Fund will not make distributions from capital gains while a capital loss carryforward remains.

On December 30, 2009, the Fund paid an income dividend of $.0937 per share for a total amount of $9,542.

Bread & Butter Fund
Expense Illustration
June 30, 2010 (Unaudited)

Expense Example

As a shareholder of the Bread & Butter Fund, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2010 through June 30, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	January 1, 2010	June 30, 2010	January 1, 2010 through June 30, 2010

Actual	$1,000.00	$994.20	$7.47
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.31	$7.55

* Expenses are equal to the Fund's annualized expense ratio of 1.51%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

BREAD & BUTTER FUND

ADDITIONAL INFORMATION

JUNE 30, 2010 (UNAUDITED)

DIRECTORS AND OFFICERS

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors.  Information pertaining to the Directors of the Fund is set forth below.  The SAI includes additional information about the Fund's Directors, and is available without charge, by calling 1-888-476-8585.  Each director may be contacted in writing to the director c/o Bread & Butter Fund, Inc., 3633 Hill Road, Parsippany, NJ 07054.

The following table provides information regarding each Fund who is not an “interested person” of the Fund, as defined in the Investment Company Act of 1940.

Name, Age	Position, Term & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
Donald J McDermott Age: 80	Director, Chairman of the Board 1 Year 5 Years	Retired Professor at Essex County College
Frank J Figurski Age: 47	Director 1 Year 5 Years	Network Administrator Celgene Corp.
Theodore J Moskala Age: 46	Director 1 Year 5 Years	President of Nittany Management, Inc.

The following table provides information regarding each Director who is an “interested person” of the Fund, as defined in the Investment Company Act of 1940, and each officer of the Fund.

Name, Age	Position, Term and Length of Time Served with the Fund	Principal Occupations During Past 5 Years and Current Directorships
Jeffrey E. Potkul Age: 43	Director, Secretary 1 Year 5 Years	Manager – Health Economics & Reimbursement Ethicon/Johnson & Johnson

Directors of the Fund are considered "Interested Directors" as defined in the Investment Company Act of 1940 because these individuals are related to the Fund’s Investment Adviser. Jeffrey E.  Potkul is the brother of James B. Potkul, who is the President of the Fund and of the Fund’s Adviser.

PROXY VOTING GUIDELINES

Potkul Capital Management LLC., the Fund's Adviser, is responsible for exercising the voting rights associated with the securities held by the Fund. The Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities is available without charge by calling the Fund at 1-888-476-8585, at the Fund's website http://www.breadandbutterfund.com or by visiting the Securities and Exchange Commission ("SEC's") website http://www.sec.gov.

QUARTERLY FILING OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Fund's website http://www.breadandbutterfund.com or at the SEC's website at http://www.sec.gov.  The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

At an in-person meeting held on June 26, 2010, the Board of Directors, including a majority of Directors that are not "interested" persons of the Fund (as the term is defined in the 1940 Act), re-approved the Advisory Agreement based upon its review of the qualitative and quantitative information provided by the Investment Advisor. In reaching their determinations relating to approval of the Advisory Agreement, the Directors considered all factors they believed relevant including the following:

The nature, extent and quality of investment, and other services to be rendered by the Investment Manager; comparative fee, performance and expense data for the Fund and other investment companies with similar investment objectives; the extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of investors; information about fees charged by the Investment Manager to other clients with similar investment objectives; the professional experience and qualifications of the Fund’s portfolio manager; profitability of the Investment Manager; and the terms of the Advisory Agreement.

The Directors also considered their overall confidence in the integrity and competence of the Investment Manager. In their deliberations, the Directors did not identify any particular information that was all-important or controlling, and each Director attributed different weights to the various factors. The Directors determined that the overall arrangements between the Fund and the Investment Manager, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses expected to be incurred, and such other matters as the Directors considered relevant in the exercise of their reasonable judgment.

The material factors and conclusions that formed the basis for the Directors reaching their determinations to approve the Advisory Agreement (including their determinations that the Investment Manager should continue to be the investment adviser for the Fund and that the fees payable to the Investment Manager pursuant to the Advisory Agreement continue to be appropriate) were separately discussed by the Directors.

Nature, Extent, and Quality of Services Provided by the Investment Manager — The Directors noted that, under the Advisory Agreement, the Investment Manager, subject to the control of the Directors, administers the Fund’s business and other affairs. The Directors also noted that the Investment Manager manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund’s investment objective and policies.

The Directors considered the scope and quality of services provided by the Investment Manager under the Advisory Agreement. The Directors considered the cyclical nature of value investing, the quality of the investment research capabilities of the Investment Manager, the other resources it dedicates to performing services for the Fund and the active management style of the Investment Manager. The Directors also considered the experience, reputation, and investment philosophy of Mr. James B. Potkul, the principal of the Investment Manager and portfolio manager of the Fund. The quality of administrative and other services also were considered.

The Directors concluded that the nature of the services provided by the Investment Manager continues to be satisfactory.

Investment Advisory Fees Paid by and Performance of the Fund — The Directors considered the advisory fee rate paid by the Fund to the Investment Manager and the performance of the Fund.

The Directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. They also recognized that when comparing the performance of the Fund to the performance of comparable funds, it is important to take factors such as size, risk management, and the age of the Fund into account. The Directors noted that it might be more appropriate to look at performance over a longer period of time (such as three to inception) than the performance over the short term, since the Investment Manager has a long-term approach to managing assets. The Directors concluded that the advisory fee rate, taking into account performance and the other factors mentioned above, was in line with other comparable funds. The Directors also considered that the advisory fee was at the same level as the fees charged by the Investment Manager to its other client accounts.

Possible Economies of Scale — The Directors considered whether the fee waiver was reasonable in light of the Fund’s assets size. The Directors determined that the fee waiver helps to keep Fund expenses in line with competitive funds and is reasonable.

In addition, the Directors noted that although the Fund’s contractual management fee did not include voluntary waivers. The Directors recognized that the Investment Manager has made great effort to keep cost low and waive expenses

The Directors noted that (i) the expenses paid by the Fund were customary in the mutual fund industry, and additionally, the Fund is a no-load fund and as such Fund shareholders do not pay sales charges common to other Funds and (ii) the expense ratios of some of the comparable funds were lower because of waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary and a larger asset base. The Directors concluded that the Fund’s expense ratio was satisfactory.

Investment Manager Profitability — The Directors noted that the Investment Manager provides the Fund with office space, administrative and other services as are necessary for the Fund’s operations. The Directors considered that the Investment Manager paid the total cost of the organization of the Fund (without reimbursement). It was also noted that the Investment Manager is contractually obligated to waive Fund expenses beyond 2%. The Directors considered the expenses of the Investment Manager and the services provided by the Investment Manager and determined that the Investment Manager was currently not profitable based on the expenses and relatively small asset levels of the Fund.

Investment Adviser

Potkul Capital Management, LLC.

3633 Hill Rd. 3rd flr.

Parsippany, NJ  07054

Transfer Agent

Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

Custodian

The Huntington National Bank

7 Easton Oval, Columbus, Ohio 43219

Independent Registered Public Accounting Firm

Sanville & Company

1514 Old York Road, Abington, PA 19001

Legal Counsel

The Sourlis Law Firm

The Galleria

2 Bridge Avenue

Red Bank, NJ  07701

This report is provided for the general information of the shareholders of Bread & Butter Fund. This report is not intended for distribution to prospective investors in the fund, unless preceded or accompanied by an effective prospectus.

ITEM 2.  CODE OF ETHICS – Not applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT – Not applicable.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES - Not applicable.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.   Not applicable.

ITEM 6.   SCHEDULE OF INVESTMENTS Schedule of Investments is included as part of the    report to shareholders filed under Item 1 of this Form.

ITEM 7.   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.   PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT  COMPANIES.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS- Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES – Not applicable.

ITEM 12.  EXHIBITS.

 (a)   (1)      EX-99.CODE ETH.  Filed herewith.

(a)(2)  Certifications pursuant to Section 302 of the Sarbanes-Oxley

  Act of 2002.  ex-99cert  Filed herewith.

(b)     Certifications pursuant to Section 906 of the Sarbanes-Oxley

 Act of 2002.  ex-99.906cert   Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bread & Butter Fund, Inc.

By /s/ James B. Potkul

--------------------------

       James B. Potkul

       Principal Financial Officer

Date September 3, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ James B. Potkul

------------------------

       James B. Potkul

       President

Date September 3, 2010